UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Internet Sciences Inc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

LYNDA CHERVIL

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

2024 INTERNET SCIENCES INC. ANNUAL SHAREHOLDER

MEETING December 19, 2024

Dear Shareholders:

2024 has been a pivotal year for Internet Sciences Inc (ISI) where the company has generated $686,165 in revenues for the first time and has landed a Fortune 500 company as a client in the process. The revenues generated have solidified the foundation that we have built over the years and have established a trajectory of growth that we want to carry into 2025.

As many of you are aware, it has been on of ISI’s strategic goals to become a publicly listed company in order to pursue access to capital market funding from the public while providing a liquidity event for those of you who have invested in ISI as an early-stage company with the expectation that your invested shares will have a listed value in the near future. To that end, we have taken the steps in August 2024 to pursue a direct listing on the Canadian Stock Exchange (CSE). We expect in the next 5 to 7 weeks that our shares will be listed on the CSE if the submitted prospectus om November 19, 2024, is approved by the British Columbia Securities Commission.

During 2024, we continued our focus on Intellectual Property development (IP) to create a robust portfolio of assets. One of our portfolio products, Dataclenz API is targeted to complete development before the end of 2024 and start commercialization during the first quarter of 2025. The start of deploying a commercialization strategy for our first proprietary product will establish reaching a milestone in ISI’s journey. We expect further progress to complete product development of the remaining portfolio products throughout 2025.

Let me end by thanking you, our shareholders, for your continued confidence in our company. I am very grateful for your support.

Very truly yours,

/s/ Lynda Chervil

Lynda Chervil

Chairman & CEO

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667 Madison Ave, 5th Floor, NY, NY 10065

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Internet Sciences, Inc (also referred to as “ISI” or the “Company”) will be held December 19, 2024 at 11:00 am Eastern time, and any adjournments or postponements thereof.

The meeting will be conducted via audio teleconference only, and physical attendance will not be possible. References to attending the meeting "in person" mean participating through the teleconference. While you cannot vote directly during the teleconference, you will have the opportunity to vote online if you join the call.

The meeting is being held for the following purposes:

1.	To elect eight (8) Board members for the Company; and

2.	To Approve the Management’s Proposal on an Director Compensation (Say on Pay).

Only shareholders of record of the Company as of the close of business on November 25, 2024, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

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Attending the Meeting by Teleconference as a Shareholder of Record

To participate in the Meeting, please use the following number: Toll Free 667-770-1025 Pass Code 821426#. If you intend to vote at the Meeting, you can vote over the internet following the instructions on your Proxy Card. If you have any questions prior to the Meeting, please call the proxy solicitor, Colonial Stock Transfer Company, Inc at 877-285-8605.

By order of the Board of Directors of ISI,

Drew R. Barnholtz

Corporate Secretary

Dated: December 19, 2024

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card(s) or voting telephonically or on the Internet. If you are unable to attend the Meeting, please fill in, sign and return the enclosed Proxy Card(s) in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touch tone telephone or electronically on the Internet by following instructions contained on their Proxy Card(s).

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IMPORTANT NOTICE AND FREQUENTLY ASKED QUESTIONS

You should carefully review the accompanying Proxy Statement. The following “Questions and Answers” are provided for your convenience to address frequently asked questions. The information in these Questions and Answers is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

You are receiving these proxy materials, which includes the Notice of Annual Meeting of Shareholders (“Notice”), the Proxy Statement and your Proxy Card(s), because you have the right to notice of, and to vote at, an Annual Meeting of Shareholders (the “Meeting”) of Internet Services, Inc (“ISI” or the “Company”) that will be held on December 19, 2024, at 11:00 am Eastern time. These proxy materials describe each proposal, which shareholders of ISI will be asked to vote on at the Meeting and provide instructions so that your shares may be voted at the Meeting.

Why am I being asked to provide voting instructions?

Because you were a shareholder of record as of the close of business on November 25, 2024, the record date for the Meeting ISI is soliciting instructions from its shareholders on how to vote in ISI’s best interest with respect to the proposals in the proxy.

What proposals am I being asked to vote on?

The Meeting is being held for the purpose of voting on the following proposals:

1.	To elect eight (8) Board members for the Company; and

2.	To Approve the Management’s Proposal on Director Compensation (Say on Pay).

Why am I being asked to elect eight (8) Board members?

By law the Board of Directors must be approved by the shareholders. The Board has the ability to appoint Board members between shareholder meetings without a shareholder vote only if after such appointment at least two-thirds of the Board have been elected by shareholders. Therefore, we are asking all shareholders to vote to approve the Board of Directors.

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Why am I being asked to approve the Executive Compensation?

The SEC requires public companies to disclose the compensation paid to Directors and of public companies. The Board is requesting an advisory vote for the approved compensation.

How does the Board suggest I vote?

The Board of ISI has carefully considered each Proposal as it applies to the Company and has unanimously recommended that you vote “FOR” each proposal.

How does the Board suggest I vote?

The Board believes each Director is qualified for the role and asks the shareholders to make their decision based on the individual’s experience and diversified background to provide for varying points of view in order for each Director to best represent the Company and its shareholders.

I only hold a small investment. Does my vote matter?

Yes. All shareholders, regardless of size are encouraged to vote. Your vote is needed to ensure that the proposals can be acted upon at the Meeting. To act upon a proposal, a certain percentage of shares must be represented at the Meeting. This is called a quorum. If the Company does not obtain a quorum, the Meeting will be adjourned to a future date. In order to reach quorum, the Company may solicit shareholders through additional mailings or phone calls. These additional steps can be costly. Casting your vote helps avoid these costs.

How do I vote my shares?

You can vote in any of the following ways:

•	Through the internet by logging on to the website indicted on your Proxy Card(s)
•	By calling the toll-free number on your Proxy Card;
•	By mailing the enclosed Proxy Card after signing and dating; or

You are encouraged to follow the instructions on your Proxy Card to vote your shares through the Internet or by telephone. Using these methods is quick and easy. No matter what method you choose, however, please carefully read the accompanying Proxy Statement before you vote.

What is the deadline for submitting my vote?

Please vote as soon as possible. If you do not plan to attend the Meeting, your vote must be received by ISI prior to the start of the meeting at 11:00 am Eastern time on December 19, 2024.

Who should I call if I have questions?

If you need assistance or have any questions please call the proxy solicitor, Capital Transfer Agency at 416-350-5007.

The accompanying Proxy Statement contains detailed information about each proposal. Please read it carefully before casting your vote. Your vote is important no matter how many shares you own.

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667 Madison Avenue, 5th Fl, NY, NY 10065

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

DECEMBER 19, 2024

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies (separately referred to as a “Proxy” and collectively referred to as “Proxies” by the Board of Directors of Internet Sciences, Inc. (“ISI” or the “Company”). The Proxies are being solicited for use at the Annual Meeting of Shareholders (the “Meeting”) of the Company that will be held on December 19, 2024 at 11:00 a.m., Eastern time, and any adjournments or postponements thereof.

The Meeting will be held by audio teleconference only. You will not be able to attend the Meeting in person; all references herein to attending the Meeting or voting “in person” mean in person by means of audio teleconference rather than by physical presence. It is expected that this Proxy Statement and the accompanying Notice of the Annual Meeting of Shareholder (“Notice”) and Proxy Cards(s) will first be mailed to shareholder (“Shareholders”) on or about December 3, 2024. The purposes of the Meeting, the matters to be acted upon (“Proposals”) and the commencement time of the Meeting are set forth in the accompanying Notice.

The meeting is being held for the following purposes:

1.	To elect eight (8) Board members for the Company; and

2.	To Approve the Board’s Members’ Compensation.

If the accompanying Proxy Card(s) is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the Proxies named therein or referenced thereon, respectively, will vote the Shares in accordance with the instructions marked thereon. Properly executed but unmarked Proxy Cards submitted by Shareholders will be voted FOR a Proposal. A Proxy or voting instruction may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Company, execution and delivery of a later dated Proxy or voting instruction to the Secretary of the Company (whether by mail or, as discussed below, by touch tone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy or voting instruction; you must vote via the Internet at the Meeting.

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The Board has fixed the close of business on December 19, 2024 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. The number of outstanding voting securities of the Company (“Shares”) as of the Record Date are set forth herein under the header Shareholder Ownership. This section also sets forth the persons who beneficially owned more than 5% of the Shares of a Fund.

Only one Proxy Statement may be delivered to multiple Shareholders sharing an address, unless the Company has received contrary instructions. The Company will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Company that a Shareholder wishes to receive separate copies in the future, should be made in writing to the Secretary of the Company at the address listed above. Multiple Shareholders who are sharing an address and currently receive multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements written to the Secretary of the Company at the address listed above.

The cost of soliciting Proxies for the Meeting, including printing and mailing expenses, is expected to be approximately $2,000 CAD, which will be borne by the Company. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers or employees of ISI without special compensation therefor. In addition, the Company employ Capital Transfer Agency to make telephone calls to Shareholders to remind them to vote. The Company may also employ Capital Transfer Agency as proxy solicitor.

Shareholders may be able to vote their Shares by touch tone telephone or by Internet by following the instructions on the Proxy Card(s) accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Shareholder’s identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touch tone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card(s). To vote by touch tone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card(s).

The last proxy vote or voting instruction received in time to be voted, whether by Internet, mailed Proxy Card(s) or touch tone telephone, will be the vote that is counted and will revoke all previous votes or instructions by the Shareholder.

The Board unanimously recommends that you “FOR” each Proposal.

Your vote is important. Please return your Proxy Card(s) promptly no matter how many Shares you own.

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TABLE OF CONTENTS

DESCRIPTION PAGE

CEO LETTER TO SHAREHOLDERS

NOTICE OF ANNUAL SHAREHOLDER MEETING

IMPORTANT NOTICE AND FREQUENTLY ASKED QUESTIONS

PROXY STATEMENT

SECURITY OWNERSHIP:

•	FIVE PERCENT HOLDERS
•	OFFICER AND DIRECTOR STOCK OWNERSHIP BOARD

PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 2: PROPOSAL ON BOARD MEMBER COMPENSATION

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SECURITY OWNERSHIP:

FIVE PERCENT HOLDERS

The following table shows each person who, based upon their most recent filings or correspondence with the SEC, beneficially owns more than five percent (5%) of our common stock:

NAME/BENEFICIALLY OWNED	SHARES BENEFICIALLY OWNED		PERCENT OF CLASS	AS OF

Lynda Chervil	13,899,700	Class A	61.367%	11/25/2024
667 Madison Avenue, 5th Floor NEW YORK, New York 10065

PLURIS AURUM CORPORATION	7,661,300	Class A	33.824%	11/25/2024
667 Madison Avenue, 5th Floor NEW YORK, New York 10065

OFFICERS AND DIRECTOR STOCK OWNERSHIP

The following table shows the number of shares of ISI beneficially owned as of November 19, 2024 by each Director and each Executive Officer:

NAME	TOTAL SHARES BENEFICIALLY OWNED

INDEPENDENT DIRECTORS
Mark Deutsch	42,500	25.262%
Lisa Johnson Pratt	28,500	16.139%
Mark Maybury	37,500	22.255%
Kenneth Sanders	22,500	13.353%
Michael Kahn	22,500	13.353%
Dimitrius Hutcherson	15,000	8.902%

NON-INDEPENDENT DIRECTORS AND EXECUTIVE OFFICERS

Lynda Chervil	13,899,700	99.541%
Jason Lee	27,000	.193%
Karen Hernandez	18,000	.128%
Drew Barnholtz	18,000	.128%
David Johnson	1,000	.008%

ALL Shares Entitled to Vote	13,963,700	Class A

*Less than 1%

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PROPOSAL 1: ELECTION OF DIRECTORS

By law the Board of Directors must be approved by the shareholders. The Board has the ability to appoint Board members between shareholder meetings without a shareholder vote only if after such appointment at least two-thirds of the Board have been elected by shareholders. Since the Company is new, the Board needs to be approved by shareholders. The Board believes all candidates have appropriate backgrounds and bring a diverse set of skills to the Board.

ISI proposes the following slate of Board members:

A.

Lynda Chervil: Lynda Chervil is Chairman, President and CEO of Internet Sciences Inc. (ISI), providing overall strategic direction for the company. Having led and managed a $1.1 billion business unit for 5 years at a fortune 50 company, Wells Fargo Bank (NYSE: WFC) and having held other business management roles, Ms. Chervil brings a demonstrated track record in leadership, sales management, customer experience, direct and matrix management structures, and execution of enterprise-wide initiatives.

Ms. Chervil is a Chartered Fellow at both the Institute of Consulting (IC) and Chartered Management Institute (CMI) in the U.K.

Ms. Chervil holds an M.S. in Integrated Marketing Communications from New York University and a B.S. from New York Institute of Technology.

B.

Mark T. Maybury: Dr. Maybury is Vice President, Commercialization, Engineering & Technology for Lockheed Martin. He is Science, Technology and Innovation Committee Chair and Acting Board Secretary on the Board of ISI and Advisor to the boards of READY Robotics, Halo.Energy, and Flora Surfaces. Previously, Dr. Maybury was the first Chief Technology Officer of Stanley Black & Decker, Chief Scientist of the US Air Force, Vice President and Chief Technology Officer and Chief Security Officer at MITRE Corporation. He served on the Defense Science Board, Executive Committee of the Air Force Scientific Advisory Board, the Homeland Security Science and Technology Advisory Committee, and the boards of the Connecticut Science Center and Mark Twain House and Museum. Dr. Maybury is an IEEE and AAAI Fellow and author/editor of 10 books. He was awarded a BA from College of the Holy Cross, MBA from RPI and MPhil and PhD from University of Cambridge, England.

C.

Mark Deutsch: Mark Deutsch is a senior private equity professional with over 30 years of experience successfully investing in private companies across a wide range of industries. He is the Founder and President of Deutsch Capital LLC, a private equity investment firm.

In prior roles, Mark was a senior partner at Verus Investment Partners and a founding partner at Hudson Ferry Capital. Both firms focused on the lower middle market and targeted investments in a wide range of sectors including industrial and manufacturing, building products, business services, and high margin distribution. He also led new business development efforts at both of these firms and, at Hudson Ferry, he raised the majority of the firm’s private capital.

Mark was previously managing partner of Kenner & Company, Inc., a leading middle-market private equity firm with a principal focus on the building products industry. Previously, he was a Vice President at BT Securities Corporation, a wholly-owned subsidiary of Bankers Trust (now Deutsche Bank). Mark began his career as a certified public accountant with KPMG.

Mark currently serves on the Board of Directors of Skyline Windows and MeTEOR Education, and the Strategic Advisory Board of Curemark LLC. He served on the Board of Directors of Behr Process Corporation, Therma-Tru Corporation, Champion Windows, Pace Industries, Atrium Windows, Contrax Furnishings, BSI Holdings, TruStiles Doors, Aneco Electrical Construction, Sequentia Incorporated, and Listman Home Technologies. Mark received an MBA from Harvard Business School and a BS, summa cum laude, in accounting from Binghamton University.

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D.

Michael Kahn: Michael Kahn is currently the CFO of technology start-up Let’s Roar, Inc. He has spent over fifteen years in the investment and merchant banking industry and retains a strong understanding of, and experience in, corporate finance, capital markets, mergers and acquisition advisory, and alternative investments across several industries, including high technology and real estate.

He has held the role of CFO with private and public companies, including eQube Gaming Ltd., Lifestyle Global Brands, RentMoola (now Letus), and Simgo Ltd. He currently sits on the board of directors at Commonwealth Capital Limited and has sat on the Board of Lifestyle Global Brands. He also sits on the board of non-profit, Toronto Rugby.

Michael completed his B.A. in Commerce at McGill University (Montreal, Quebec) and his M.B.A. at the Ivey Business School at the University of Western Ontario (London, Ontario).

E.

Kenneth D Sanders: Kenneth Sanders currently serves as Chairman of the Board of DIRTT (NASDAQ: DRTT, TSX: DRT), a leader in industrialized construction with headquarters in Calgary, Canada. He also serves on two private boards: NELSON, an award-winning architecture, interior design, and brand strategy firm headquartered in Minneapolis, Minnesota; and Clarus, a leading designer and manufacturer of writable glass boards, headquartered in Ft. Worth, Texas.

Since 2019, Mr. Sanders has been a Managing Principal at Design Intelligence where he provides strategic consulting services on digital innovation, operational excellence, and leadership development. Between January 2002 and December 2018, Mr. Sanders was Chief Information Officer, Managing Principal, and Board Member of Gensler, the world’s largest architecture firm, and co-led the team responsible for Gensler’s global operations, including finance, legal, talent, design technology, research and business development. From 1993 to 2002, he was a Partner of ZGF Architects LLP.

He holds a B.A. in Architecture from the University of California, Berkeley. Mr. Sanders has agreed to serve on our Board until February 28, 2025.

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F.

Dr. Lisa Johnson- Pratt: Dr. Lisa Johnson-Pratt is the founder and President of Ananias Ventures where she provides strategic advisory services to the biotechnology healthcare sector. Her focus is on advising C-Suite executives in the Cell and Gene Therapy arena. She currently serves on the board of directors for biopharmaceutical companies TRACON Pharmaceuticals and Assembly Bio, as well as for Young People in Recovery, a national non- profit that supports young people to thrive after recovering from substance abuse. Prior to her advisory roles, Dr. Johnson-Pratt served as Senior Vice President, New Product Commercial Strategy at Ionis Pharmaceuticals. She joined Ionis following its acquisition of Akcea Therapeutics where she served as Senior Vice President, New Product Strategy and was responsible for the commercialization strategy for three late-stage rare disease programs.

Dr. Johnson-Pratt spent several years at GlaxoSmithKline (GSK) as Head of Early Pipeline Commercial Strategy and Head of Global Commercial Pharma Center of Excellence leading oncology early commercial strategy. Earlier in her career, Dr. Johnson-Pratt also served in leadership roles at GlaxoWellcome; Stiefel, a GSK company; and Merck & Co. Inc. Ms. Johnson-Pratt has agreed to serve on our Board until February 28, 2025.

Education: BS/ MD: Howard University Residency/ Fellowship: Internal Medicine, Howard University Diploma of Pharmaceutical Medicine, Royal College of Physicians

G.

Demetrius Hutcherson: Dimitrius Hutcherson is an accomplished executive, currently serving as President at First Independence Bank. He excels in finance, operations, and technology, nurturing companies from inception to success. His expertise spans CDFIs, MDIs, and economic development. He has 20+ years on nonprofit boards and in public/private sectors.  Adept at uniting teams toward shared objectives, he's a trusted advisor to diverse entities. Dimitrius earned a BA in Finance from Morehouse College and a MBA from Harvard Business School.

H.

Debra Bigman elected as of March 1, 2025. Debra Bigman brings over 36 years of expertise in the financial markets building businesses and creating transformational solutions for companies across sectors.  She has deep technical knowledge in financial reporting and enterprise risk management. Ms. Bigman has helped businesses with strategic planning and digital service offerings which support Internet Sciences Inc.'s efforts to deliver innovative solutions. She held a number of executive roles at PricewaterhouseCoopers LLP in the Financial Markets practice as a co-founder and as a Partner for 20 years. She had responsibility for a national P&L and oversaw operations in 9 locations. Through her career, she has led and supported initiatives to cultivate talent and develop leaders, reflected in her role as Global Chair of the 100 Women in Finance mentorship program, empowering women to advance in their careers. Through Auxilium Platforms LLC, Ms. Bigman is an executive advisor on business strategy, access to capital, risk management, financial reporting and talent for family-owned businesses, private companies and global organizations.  She is an advocate for technology to drive growth, productivity and user experience. Ms. Bigman serves on the board of Pajama Program, a nonprofit organization promoting equitable access to healthy sleep for children facing adversity.  She earned a Certificate in Corporate Governance, Effectiveness & Accountability in the Boardroom through Northwestern University’s Kellogg Executive Education Program.  Ms. Bigman is a CPA and holds an MBA in Finance (97) from Fordham University. Debra Bigman’s term is to start on March on March 1, 2025.

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THE BOARD RECOMMENDS YOU VOTE FOR ALL EIGHT (8) OF THE NOMINEES INTRODUCED ABOVE

PROPOSAL 2: PROPOSAL ON BOARD COMPENSATION.

ISI is asking you to approve the Annual Compensation for the named Board members as disclosed in this Proxy Statement. For the year ending 2024, each Board member has been granted 15,000 shares of Class A Common Stock at the cost basis of $0.25 per share as compensation for services rendered.

As Such the Board of Directors is recommending the following resolution:

Resolved: The Board hereby recommends that Shareholders approve a grant of 15,000 shares of Class A restricted stock of the Company to each Board member, as compensation for work completed in 2024.

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Internet Sciences Inc 667 Madison Ave, 5th Floor NY, NY 10065	Proxy Card

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

Appointment of Proxyholder

The undersigned hereby appoints Lynda Chervil (the “Named Proxy”), as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes them, to vote all the shares of capital stock of Internet Sciences, Inc., which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the Annual Meeting of Internet Sciences, Inc. to be held via dial-in teleconference at 667-770-1025, access code 821426# on December 19, 2024 at 11AM EST or any adjournment thereof, conferring authority upon such true and lawful attorney to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

1.	Election of Directors	For	Withhold		For	Withhold
	Lynda Chervil	☐	☐	Mark T. Maybury	☐	☐
	Mark Deutsch	☐	☐	Michael Kahn	☐	☐
	Kenneth D. Sanders	☐	☐	Dr. Lisa Johnson- Pratt	☐	☐
	Demetrius Hutcherson	☐	☐	Debra Bigman	☐	☐

		For	Against	Abstain
2.	Executive Compensation. Management proposal on advisory vote on executive compensation plan (say on pay).	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature	Date	Signature (Joint Owners)	Date

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